UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
________________________________

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
June 3, 2019 (May 31, 2019)
________________________________
NORFOLK SOUTHERN CORPORATION
(Exact name of registrant as specified in its charter)
______________________________________

Virginia	1-8339	52-1188014
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Three Commercial Place		757-629-2680
Norfolk, Virginia 23510-2191		(Registrant's telephone number, including area code)
(Address of principal executive offices)

No Change
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Norfolk Southern Corporation Common Stock (Par Value $1.00)	NSC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  [  ]

Item 1.01. Entry into a Material Definitive Agreement.

Effective as of May 31, 2019, the Registrant and certain of its subsidiaries entered into Amendment No. 14 to Transfer and Administration Agreement, attached hereto as Exhibit 10.1 (the “Amendment”), renewing the Registrant's receivables securitization facility (the “Facility”). Please see Exhibit 99 to the Registrant's Form 8-K dated November 14, 2007; Exhibit 10.1 to the Registrant's Form 10-Q for the quarterly period ended March 30, 2008; Exhibit 99 to the Registrant's Form 8-K dated October 23, 2008; Exhibit 99 to the Registrant's Form 8-K dated October 22, 2009; Exhibit 99 to the Registrant's Form 8-K dated October 22, 2010; Exhibit 99 to the Registrant's Form 8-K dated October 20, 2011; Exhibit 99 to the Registrant's Form 8-K dated October 22, 2012; Exhibit 10.1 to the Registrant's Form 8-K dated October 18, 2013; Exhibit 10.1 to the Registrant's Form 8-K dated October 17, 2014; Exhibit 10.1 to the Registrant’s Form 8-K dated June 6, 2016; and Exhibit 10.1 to the Registrant’s Form 8-K dated June 4, 2018.

The parties to the Amendment are the Registrant; Norfolk Southern Railway Company ("NSR"), the Registrant's wholly-owned operating subsidiary, as Originator and as Servicer; Thoroughbred Funding, Inc., a wholly-owned subsidiary of NSR; the Conduit Investors from time to time party thereto; the Committed Investors from time to time party thereto; the Managing Agents from time to time party thereto; and MUFG Bank, Ltd. (formerly known as The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch), as the Administrative Agent for the Investors and as a Managing Agent.

With respect to the other parties to the Amendment, the Registrant has or may have had customary banking relationships based on the provision of a variety of financial services, including pension fund, cash management, investment banking, and equipment financing and leasing services, none of which are material individually or in the aggregate with respect to any individual party.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is filed as part of this Current Report on Form 8-K:

Exhibit Number	Description
10.1	Amendment No. 14 to Transfer and Administration Agreement dated as of May 31, 2019 (Schedule III omitted. The Registrant will furnish supplementary copies of such materials to the SEC upon request).

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SIGNATURES
NORFOLK SOUTHERN CORPORATION
(Registrant)

/s/ Denise W. Hutson
Name:  Denise W. Hutson
Title:  Corporate Secretary
Date:  June 3, 2019